THRIVENT REAL ESTATE & DIVERSIFIED INCOME PLUS FUNDS

                                 Form N-SAR for
                         Fiscal Period Ended 12-31-07

                             INDEX TO EXHIBITS

EXHIBIT NO.    ITEM

1.             Report on internal control by Independent Public Accountants.
               (Item 77.B.)